UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): May 18, 2006


                             BRIDGE CAPITAL HOLDINGS
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


         CALIFORNIA                     000-50974               80-0123855
____________________________    ________________________    ___________________
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)


              55 ALMADEN BOULEVARD, SUITE 200
                  SAN JOSE, CALIFORNIA                             95113
         ________________________________________                __________
         (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (408) 423-8500


                                       N/A
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

In response to this Item, the registrant incorporates by reference the discussion under "Proposal No. 2--Approval of the Bridge Capital Holdings 2006 Equity Incentive Plan" and "Annex A, Bridge Capital Holdings 2006 Equity Incentive Plan, Adopted by the Board of Directors on February 16, 2006 Approved by the Shareholders on May 18, 2006" in its Proxy Statement dated April 7, 2006 for its Annual Meeting of Shareholders held on May 18, 2006, as filed with the SEC on April 10, 2006 (File No. 000-50974), filed as Exhibit 10 to this report.

On May 18, 2006, at their annual meeting, the registrant's shareholders adopted the Bridge Capital Holdings 2006 Equity Incentive Plan.

The Plan will be administered so that any option or stock appreciation right held by a Plan participant who was a non-employee director at the time of termination of service to the registrant and whose termination was due to retirement from the Board of Directors, will accelerate and become fully exercisable on the date of retirement and remain exercisable until the date of its expiration pursuant to its terms.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

         (c) The exhibit list required by this Item is incorporated by reference to the exhibit index filed as part of this report.









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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 31, 2006                      BRIDGE CAPITAL HOLDINGS



                                         By: /s/ THOMAS A. SA
                                              ________________________________
                                                 Thomas A. Sa
                                                 Executive Vice President and
                                                 Chief Financial Officer






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



                                  EXHIBIT INDEX


EXHIBIT NUMBER                            DESCRIPTION OF EXHIBIT

      10 Bridge Capital Holdings 2006 Equity Incentive Plan, Adopted by the Board of Directors on February 16, 2006 Approved by the Shareholders on May 18, 2006 (incorporated by reference to Annex A to the registrant's Proxy Statement dated April 7, 2006 for its Annual Meeting of Shareholders held on May 18, 2006, as filed with the SEC on April 10, 2006 (File No. 000-50974)).











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